Investor Presentation May 31, 2011 Exhibit 99.1 * * * * * * * * * * * * ******************************

Disclaimer
Certain matters discussed throughout all of this presentation constitute forward-looking statements within the meaning of the federal securities laws. Generally, our use of words such as “expect,” “estimate,”“believe,”
“anticipate,” “will,” “forecast,” “plan,” “project,” “assume” or similar words of futurity identify statements that are forward-looking and that we intend to be included within the Safe Harbor protections provided by Section
27A of the Securities Act and Section 21E of the Securities Exchange Act of 1934. Such forward-looking statements are based on management’s current beliefs, assumptions and expectations regarding future events, which in turn are based on information currently available to management. Such statements may relate to projections for the company’s revenue, earnings, cash flow and other financial and operational measures, company debt levels, and future operations. We caution you not to place undue reliance on any forward-looking statements, which are made as of the date of this presentation. Forward-looking statements do not guarantee future performance and involve known and unknown risks, uncertainties and other factors.
Several factors could cause actual results, performance or achievements of the company to differ materially from those expressed in or contemplated by the forward-looking statements. Such risks include, but are not limited to, changes to general, domestic and foreign economic conditions and operating risks common in the real estate and homebuilding industries. These and other risk factors are discussed in detail in the Risk Factors section of the company’s Form 10-K for the year ended December 31, 2010, filed with the Securities and
Exchange Commission. We undertake no obligation to publicly update or revise any forward-looking statement, whether as a result of new information, future events or otherwise.

Investment Thesis – Why Comstock?
Unique “story” in the publicly traded real estate space
Experienced real estate management team operating through a publicly traded business platform
Deep knowledge of target Washington DC market; proprietary deal flow
No significant “legacy” issues as is common in the industry - not encumbered by large land holdings or unfinished communities
Restructured balance sheet
Rationalized cost structure
$12.5 million pending award judgment, when collected, will provide additional growth capital (assuming the pending appeal of the award is concluded in a manner favorable to us)
$72 million of available NOL’s that may potentially offset future taxable income
Significant insider ownership and sponsorship

Comstock Overview
We are a multi-faceted real estate development and services company with substantial experience in building a diverse range of products including single-family homes, townhomes, mid-rise condominiums, high-rise multi-
family condominiums and mixed-use (residential and commercial) developments.
Since our founding in 1985, and as of December 31, 2010, we have built and delivered more than 5,200 homes generating revenue in excess of $1.3 billion.
In December 2004, we completed our initial public offering (NASDAQ:CHCI). In 2005, we began executing expansion plans and established operations in key markets throughout the Southeast. Notably, during 2006 we increased revenues to $266 million. However, during 2007 it became clear that the unprecedented span of growth in the housing sector was quickly ending. Drawing on the valuable experience our management team had gained in previous downturns, we expeditiously curtailed expansion plans and adopted a defensive strategy that allowed us to survive the housing downturn. We quickly sold certain assets and worked closely with our existing lenders to amicably renegotiate the terms of project related and corporate borrowings, which had peaked at $340 million as of September 30, 2006.
In 2009, we established our Strategic Realignment Plan (the “Strategic Realignment Plan”). The Strategic
Realignment Plan was designed to eliminate debt, further reduce expenses, enhance our balance sheet, conserve cash, and protect key Washington, D.C. market assets. By the end of 2009, we had successfully renegotiated substantially all of our secured debt obligations and reduced total debt to $68 million
($ 28.4 million as of December 31, 2010). We believe that having achieved the major objectives of the
Strategic Realignment Plan (which eliminated or reduced corporate and project related debt while disposing of noncore assets where market values had deteriorated) ultimately allowed for the retention of core assets in the
Washington, D.C. market.

Our Operating Market – Washington, DC
We are exclusively focused on the Washington, D.C. market which is the eighth largest metropolitan statistical area in the United States. Our expertise in developing traditional and non-traditional housing products enables us to focus on a wide range of opportunities within our core market. We have built homes and apartment buildings in suburban communities, where we focus on low density products such as single family detached homes, and in urban areas, where we focus on high density multi-family and mixed use products. For our homebuilding operations, we develop properties with the intent that they be sold either as fee-simple properties or condominiums to individual unit buyers or as investment properties sold to private or institutional investors. Our apartment buildings are developed as rental properties to be held and operated for our own purposes, converted at some point to for-sale condominium units or sold on a merchant build basis. We target first-time, early move-up, and secondary move-up buyers with our homebuilding product. We focus on products that we are able to offer for sale in the middle price points within the markets where we operate, avoiding the very low-end and high-end products. We believe our middle market strategy positions our products such that they are affordable to a significant segment of potential home buyers in our market.
We believe that our significant experience over the past 25 years, combined with our ability to navigate through two major housing downturns (early 1990’s and late 2000’s) have provided us the experience necessary to capitalize on attractive opportunities in our core market of Washington, D.C. and to rebuild shareholder value. We believe that our focus on the Washington, D.C. market, which has historically been characterized by economic conditions less volatile than many other major homebuilding markets, will provide an opportunity to generate attractive returns on investment and for growth.

Comstock’s Business Plan * * * * * * * * * * *

Our Business Strategy
Our business strategy is designed to leverage our extensive capabilities and market knowledge to maximize returns on invested capital on our various real estate related activities. We execute our strategy through three related business units:
• Homebuilding – We target new home building opportunities where our building experience and ability to manage highly complex entitlement, development and distressed assets provides us with a competitive advantage.
• Apartments – We seek opportunities in the multi-family rental market where our experience and core capabilities can be leveraged. We will either position the assets for sale to institutional buyers when completed or operate the asset within our own portfolio. Operating the asset for our own account affords us the flexibility of converting the units to condominiums in the future.
• Real Estate Services – Our management team has significant experience in all aspects of real estate including strategic planning, land development, entitlement, property management, sales and marketing, workout and turnaround strategies and general construction. We provide a wide range of construction management and general contracting services to other property owners. This business line not only allows us to generate positive fee income from our highly qualified personnel but also serves as a potential catalyst for joint venture and acquisition opportunities.
These business units work in concert and leverage the collective skill sets of our organization. The talent and experience of our personnel allows workflow flexibility and a multitasking approach to managing various projects. In a capital constrained environment, we use creative problem solving and financing approaches by working closely with banks, borrowers and other parties in an effort to generate value for all constituents. We believe that our business network within the Washington, D.C. real estate market provides us a competitive advantage in sourcing and executing investment opportunities.

Comstock Homebuilding Companies, Inc.
(Nasdaq: CHCI)
Comstock Homes
For-Sale Developments
Comstock Homes
Rental Apartment Developments
Comstock Contracting
Real Estate Services

COMSTOCK HOMEBUILDING

7 Comstock Concentrated Approach Three Business Lines Concentrated In One Favorable Market Washington, D.C. Metropolitan Area – Among Best Performing Real Estate Markets

Current Projects * * * * * * * * * * * *

MARYLAND
Howard
Montgomery
Anne Arundel
Loudoun
Cascades
Chesapeake And Ohio Canal
Hampshires
25.0 mi
Washington, D.C.
VIRGINIA
Penderbrook
DISTRICT OF
Cedar Hill
Arlington
Eclipse
Patuxent
Chesapeake Bay
Alexandria
Fairfax
Prince George's
Prince William
Fauquier
Calvert
Charles
Copyright © and (P) 1988–2009 Microsoft Corporation and/or its suppliers. All rights reserved.

COMSTOCK HOMEBUILDING

Comstock Communities
The strength of the Washington, DC economy, increased demand for rental housing and stabilizing conditions in the new home market provides an attractive opportunity to maximize the value of each Comstock development

Penderbrook - Overview

Location	• Located in Fairfax County; proximate to Vienna Metro station
Background	• 424 residential units • Project is condo conversion of 2 and 3 story garden-style rental apartments originally built in 1989 • Acquired by Comstock in Jan-05
Overview	• 362 residential units have been sold to individual buyers, with ASP of $248,707 (project to date) and $211,171 (calendar 2010) • Since January 2009, Comstock has closed 65 units, averaging 2.24 closings per month and ASP of $207,104
Remaining Units	• Out of remaining 62 units, 47 units are held in the "rental pool", 47 of which are occupied (100% occupancy) • Penderbrook is currently achieving rental rates of $1.59 per square foot
Target Customers	• Proximity to employment centers in Fairfax County and Washington, DC make location attractive for young professionals as well as families
Amenities	• Access to 18-hole golf course, swimming pools, tennis courts, fitness center, picnic and barbeque area, and sand volleyball court
Existing Financing	• Sole obligation related to remaining units is a secured first trust loan financed by Guggenheim Corporate Funding; guaranteed by Comstock

Lakeforest Mall-East
MARYLAND
Howard
Marley Station Mall-North
Marley Station Mall-South
20.0 mi
Montgomery
Anne Arundel
Westfield Shoppingtown Wheaton-NRTH
White Flint Mall-North
Loudoun
Dulles Town Center-North
Montgomery Mall-North
Washington Dulles International Airport
Prince Georges Plaza-East
College Park Airport
267
Bowie Town Center
Washington, D.C.
Tysons Corner Center-South
Fair Lakes Center
Penderbrook
Arlington
DISTRICT OF COLUMBIA
Fair Oaks Shopping Center-West
Reagan National Airport
Alexandria
Prince George's
Fairfax
Springfield Mall-East
Springfield Mall-West
Prince William
Calvert
Potomac Mills-East Door
Charles

COMSTOCK HOMEBUILDING

10 Penderbook (Penderbrook Square)

Eclipse - Overview

Location	▪ Located in Arlington County; close to Reagan National Airport, the Pentagon and downtown Washington, DC
Background	▪ 465 residential units in two 11 story towers, with an underground parking garage, completed by Comstock in 2006 (East tower) and 2007 (West tower)
Overview	▪ 421 residential units have been sold to individual buyers, with ASP of $406,170 (project to date) and $433,214 (calendar 2010) ▪ Since January 2009, Comstock has closed 63 units, averaging 2.17 closings per month and ASP of $443,715
Remaining Units	▪ Out of remaining 38 units, 28 units are held in the "rental pool", 27 of which are occupied (97% occupancy) ▪ Eclipse is currently achieving rental rates of $1.91 per square foot
Target Customers	▪ Proximate to employment centers in Arlington County and Washington, DC make location attractive for young professionals as well as families
Amenities	▪ > 60,000 sq ft of ground floor retail space, including a 24-hour Harris Teeter gourmet grocery store and Bank of America, among other high end tenants
Existing Financing	▪ Sole obligation related to remaining units is a secured first trust loan financed by Eagle Bank; guaranteed by Comstock and its founders

White Flint Mall-North
Montgomery Mall-North
MARYLAND
Montgomery
Prince Georges Plaza-West
College Park Airport
Prince Georges Plaza-East
10.0 mi
Tysons Corner Center West
Washington, D.C.
Tysons Corner Center-South
DISTRICT OF COLUMBIA
Arlington
Pentagon
Crystal City Shops-West
VIRGINIA
Fairfax
Eclipse
Reagan National Airport
Alexandria
Springfield Mall-North
Springfield Mall-West
Springfield Mall-East

COMSTOCK HOMEBUILDING

11 Eclipse (The Eclipse on Center Park at Potomac Yard)

Cascades - Overview

Location	• Located in Loudoun County; adjacent to Northern Virginia Community College and close to Dulles International Airport
Background	• Comstock purchased the property in 2004 and obtained approval for construction of 191 multi-family units in four separate buildings • Comstock completed 88 units in 2 buildings in Phase I in early 2006 and delivered all 88 units to condominium buyers, with ASP ranging from $250,000 - $350,000 • In 2007, Comstock elected to postpone construction of 103 remaining units in Phase II due to deteriorating housing market
Overview	• Comstock is currently in process of constructing the remaining 103 units as rental apartments • Vertical construction completion expected in Sep-11 and stabilization to occur in following 8-10 months at which point Comstock intends to sell the stabilized property to an investor • Comstock will begin marketing and pre leasing units to potential renters in June 11, opening rents will average $1.65/sf
Existing Financing	• In Dec-10, Cascades raised preferred equity (majority from company insiders) to repay the outstanding balance of the existing first trust on the land • Sole obligation related to remaining 103 units is a construction/mortgage loan from Cardinal Bank; guaranteed by Comstock and its founders

MARYLAND
VIRGINIA
Washington, D.C.
Cascades
25.0 mi
Leesburg Corner Premium Outlets-E
Dulles Town Center-South
Loudoun
Montgomery
Lakeforest Mall-East
The Mall in Columbia-South
Montgomery Mall-North
White Flint Mall-North
Westfield Shoppingtown Wheaton-NRTH
Prince Georges Plaza-East
Tysons Corner Center-South
Fair Oaks Shopping Center-West
Crystal City Shops-West
Fairfax
Springfield Mall-East
Potomac Mills-East
Prince William
Prince George's
Bowie Town Center
Annapolis Mall-South
Anne Arundel
Marley Station Mall-South
Calvert
Charles
Chesapeake Bay

COMSTOCK HOMEBUILDING

12 Cascades (The Commons on Potomac Square)

White Flint Mall-North
Montgomery Mall-North
Westfield Shoppingtown-Wheaton-NRTH
MARYLAND
Montgomery
College Park Airport
Hampshires
Prince Georges Plaza-East
10.0 mi
Tysons Corner Center-West
Tysons Corner Center-South
Washington, D.C.
DISTRICT OF COLUMBIA
Prince George's
Arlington
Crystal City Shops-West
VIRGINIA
Fairfax
Reagan National Airport
Alexandria
Springfield Mall-North
Springfield Mall-West
Springfield Mall-East

White Flint Mall-North
Montgomery Mall-North
Westfield Shoppingtown-Wheaton-NRTH
MARYLAND
Montgomery
College Park Airport
Prince Georges Plaza-West
Prince Georges Plaza-East
10.0 mi
Tysons Corner Center-West
Tysons Corner Center-South
Washington, D.C.
DISTRICT OF
Prince George's
Arlington
Cedar Hill
Crystal City Shops-West
VIRGINIA
Fairfax
Reagan National Airport
Alexandria
Springfield Mall-North
Springfield Mall-West
Springfield Mall-East

COMSTOCK HOMEBUILDING

Hampshires and Cedar Hill
The Hampshires and Cedar Hill will be developed as a result of a joint venture between Comstock and Four Points, LLC
Four Points, LLC is contributing the land and Comstock will manage the onsite development, construction and marketing of the projects, as well as project financing
The Hampshires is located in close proximity to 2 Metro stations in Northeast
Washington, DC
Cedar Hill is located in the southeast Washington, DC, near the home of the
Washington Nationals baseball team
Comstock plans to commence site improvements and construction on both communities as soon as final permits are obtained, expected in 2011
The Hampshires will include 37 single family detached homes and 73 townhomes
Cedar Hill will include a 40 units, including 1 single family, 7 townhomes and
32 townhome style condominiums

Improved Financial Position

Financial Restructuring – Significant Improvement in Overall Financial Position
Comstock has restructured its balance sheet
Reduced debt load from a peak of over $340 million to less than $30 million in 2011
Only maturity in 2011 is $6.2 million Penderbrook secured loan which we believe we have the ability to refinance
Eclipse secured $12 million loan was successfully refinanced Eclipse in February 2011
New lending relationship created with closing of $11 million construction/permanent loan for the Cascades
103 unit apartment development in February 2011
Management routinely explores additional debt and equity financing opportunities that could enhance
Comstock’s ability to enhance results and shareholder value
Comstock has restructured its operations
Significant reductions in overhead: streamlined operations
Selling, general and administrative expenses down from $37.5 million in 2006 to $5.6 million in 2010
Experienced real estate management team remains with diverse financial and operating backgrounds
Management has reinvested in the business
Senior management has significant capital invested in the business, including recent investments
Recent capital raise for newly constructed Cascades apartment project has significant inside equity ownership

Well Positioned For Return To Profitability
Focused on Washington, DC market, widely regarded as best real estate market in nation
Experienced management team with unique operating model, ability to develop wide range of housing products, including single family homes in suburban areas to mixed-use and high density products in urban areas where high density products are favored
Positioned to quickly and effectively identify, pursue and execute against strategic opportunities
Key assets (Eclipse and Penderbrook) provide cash flow to support operating activities
Creating new value through new business units (rental apartments and contracting/real estate services)
Eclipse judgment award (approximately $12.5 million), when collected, will provide additional growth capital
(assuming the pending appeal of the award is concluded in a manner favorable to us)
Comstock has deferred tax asset of NOL’s that is estimated to be $72 million gross or $27 million of tax savings (subject to IRC sec. 382 limitations) which may be available to offset future taxable income

Conclusion

Why Comstock Is Positioned To Rebuild Its Business And Increase Shareholder Value
While the national housing recovery continues to seek solid footing, Comstock’s focus on the
Washington, DC market and its diverse real estate development platform provides opportunities to build its business, increase revenues, and return to profitability
Comstock’s single market focus is on the strongest real estate market in the nation
Job growth in the Washington region continues to outpace national trends, causing unemployment rate to be among the lowest in the nation while regional per capita income continues to be among highest in nation
Population growth follows job growth, adding stability to the Washington, DC housing market
Housing demand and price stability in the Washington, DC area continues to outpace national trends
Housing affordability is high due to low mortgage rates and reduced prices, but mortgage financing is challenging for many, leading to increased demand for quality rental housing, occupancy rates among highest in nation, and increasing rental rates
Recent demographic shifts and high transportation costs are increasing demand for new housing in close-
in, urban areas where mixed-use and high density housing is favored
Comstock’s diverse capabilities and “Real Estate Opportunity Fund” approach enables it to adapt to changing trends in housing and capitalize on attractive opportunities
Our experience successfully navigating two major housing industry downturns (early 1990’s & late 2000’s)
provides invaluable insight to market cycles and shifts in housing demand in the Washington, DC region
Our experience developing a diverse range of housing products (from suburban single family homes to urban, mixed-use and high density buildings) provides Comstock significant competitive advantages
Our new community development strategy ensures Comstock assets are positioned to capitalize on demand for rental properties and for-sale properties
Management believes it will succeed in rebuilding shareholder value in the near term utilizing limited capital resources. Given our limited share universe, our cash flow “backlog” and tax attributes
($72M+ NOL’s), our earnings per share are highly sensitive to relatively small EBITDA increases.